Supplement, dated February 17, 2023

to Initial Summary Prospectus and Updating Summary Prospectus dated May 1, 2022

Initial Summary Prospectus and Updating Summary Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

Tax Deferred Annuity Plan Contracts (“TDA Contracts”)

The following supplemental information should be read in conjunction with the Initial Summary Prospectus and Updating Summary Prospectus dated May 1, 2022 for the TDA Contracts (the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “Our Payment of Account Value to Your or a Beneficiary — TDA Contracts” section, replace the first paragraph with the following:

Under a TDA Contract, your right to withdraw all or any portion of your Account Value is restricted by federal tax law. If you are under age 59 1⁄2, you will not be able to withdraw your Account Value, except in circumstances such as death or disability, hardship, or termination of employment. (There are special rules permitting withdrawal of Contributions made on or before January 1, 1989 and withdrawal of earnings and interest credited to your Account Value by that date.) When you make a withdrawal for hardship, you may not withdraw post-1988 earnings or interest on your Contributions under a salary reduction agreement. In addition, if you are married, consent of your Eligible Spouse may be required for withdrawals under TDA Contracts. In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer, provider, carrier or third party administrator, if applicable. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise.